CONSOLIDATED STATMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net loss	$ (1,420)	$ (5,987)	$ (1,904)
Other comprehensive loss:
Foreign currency translation adjustment	(483)	(125)	(197)
Other comprehensive loss	(483)	(125)	(197)
Comprehensive loss	$ (1,903)	$ (6,112)	$ (2,101)